Annual Product Information Notice

Dated May 1, 2008

For

Select Dimensions Life Series II

Select Dimensions Life Series I

Effective as of April 30, 2008, we will not file fully updated prospectuses and statements of additional information (“SAI) in a Registration Statement with the Securities and Exchange Commission. However, in order to provide you with updated information that would have been included in the updated prospectus and SAI, we are providing you this Annual Product Information Notice.  This Notice updates information in the prospectus and statement of additional information dated May 1, 2007 for the variable life insurance products listed above.  Please keep this Notice for future reference.

1.             Fund Data

The following amends “The Funds” section of General Contract Information portion of your prospectus:

Minimum and Maximum Total Annual Underlying Fund Operating Expenses

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses.	0.28%	1.58%

Underlying Fund Fees and Expenses

(as a percentage of average daily net assets)

Underlying Fund:	Management Fee	Distribution and/or Service(12b -1) Fees *	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Morgan Stanley Select Dimensions Investment Series
Morgan Stanley - Balanced Portfolio - Class X	0.520%	N/A	0.260%	N/A	0.780%	N/A	0.780%
Morgan Stanley - Capital Growth Portfolio -Class X	0.500%	N/A	0.200%	N/A	0.700%	N/A	0.700%
Morgan Stanley - Capital Opportunities Portfolio - Class X	0.670%	N/A	0.270%	N/A	0.940%	N/A	0.940%

Morgan Stanley - Dividend Growth Portfolio - Class X	0.530%	N/A	0.140%	N/A	0.670%	N/A	0.670%
Morgan Stanley - Equally-Weighted S&P 500 Portfolio - Class X	0.120%	N/A	0.160%	N/A	0.280%	N/A	0.280%
Morgan Stanley - Flexible Income Portfolio - Class X	0.320%	N/A	0.290%	N/A	0.610%	N/A	0.610%
Morgan Stanley - Focus Growth Portfolio - Class X	0.550%	N/A	0.170%	N/A	0.720%	N/A	0.720%
Morgan Stanley - Global Equity Portfolio - Class X	0.840%	N/A	0.150%	N/A	0.990%	N/A	0.990%
Morgan Stanley - Mid Cap Growth Portfolio - Class X	0.420%	N/A	0.250%	N/A	0.670%	N/A	0.670%
Morgan Stanley - Money Market Portfolio - Class X	0.450%	N/A	0.130%	N/A	0.580%	N/A	0.580%
Morgan Stanley - Utilities Portfolio - Class X	0.570%	N/A	0.180%	N/A	0.750%	N/A	0.750%
The Universal Institutional Funds, Inc.
Van Kampen - UIF Core Plus Fixed Income Portfolio - Class I	0.380%	N/A	0.270%	N/A	0.650%	N/A	0.650%
Van Kampen - UIF Emerging Markets Debt Portfolio - Class I	0.750%	N/A	0.310%	N/A	1.060%	N/A	1.060%
Van Kampen - UIF Emerging Markets Equity Portfolio - Class I	1.210%	N/A	0.370%	N/A	1.580%	N/A	1.580%
Van Kampen - UIF High Yield Portfolio - Class I	0.420%	N/A	0.390%	N/A	0.810%	N/A	0.810	%(1)
Van Kampen - UIF U.S. Mid Cap Value Portfolio - Class I	0.720%	N/A	0.290%	N/A	1.010%	N/A	1.010%
Van Kampen Life Investment Trust

Van Kampen LIT Enterprise Portfolio - Class I	0.500%	N/A	0.170%	N/A	0.670%	N/A	0.670	%(2)
Van Kampen LIT Growth and Income Portfolio - Class I	0.560%	N/A	0.040%	N/A	0.600%	N/A	0.600%

Notes

     (1)                For the year ended December 31, 2007, the Adviser waived $59,000 of its advisory fees.  The Adviser has agreed to waive all expenses in excess of 1.26% of average daily net assets.  This waiver is voluntary and can be discontinued at any time.

     (2)                Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of 0.60% and 0.85% for Class I and II Shares, respectively.  For the year ended December 31, 2007, the Adviser waived approximately $83,700 of its advisory fees. This waiver is voluntary and can be discontinued at any time.

Underlying Fund Investment Objectives and Investment Advisers/Sub-Advisers

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Morgan Stanley Select Dimensions Investment Series
Morgan Stanley - Balanced Portfolio - Class X	Capital growth with reasonable current income	Morgan Stanley Investment Advisors Inc.
Morgan Stanley - Capital Growth Portfolio - Class X(1)	Long-term growth of capital	Morgan Stanley Investment Advisors Inc.
Morgan Stanley - Capital Opportunities Portfolio - Class X	Long-term growth of capital	Morgan Stanley Investment Advisors Inc.
Morgan Stanley - Dividend Growth Portfolio - Class X	Reasonable current income and long-term growth of income and capital	Morgan Stanley Investment Advisors Inc.
Morgan Stanley - Equally-Weighted S&P 500 Portfolio - Class X	High level of total return on its assets through a combination of capital appreciation and current income	Morgan Stanley Investment Advisors Inc.
Morgan Stanley - Flexible Income Portfolio - Class X	High level of current income. A secondary objective is to maximize total return, but only to the extent consistent with primary objective	Morgan Stanley Investment Advisors Inc.
Morgan Stanley - Focus Growth Portfolio - Class X(2)	Long-term capital growth	Morgan Stanley Investment Advisors Inc.
Morgan Stanley - Global Equity Portfolio - Class X	Total return through long-term capital growth and to a lesser extent from income	Morgan Stanley Investment Advisors Inc.
Morgan Stanley - Mid Cap Growth Portfolio - Class X(3)	Long-term growth of capital	Morgan Stanley Investment Advisors Inc.
Morgan Stanley - Money Market Portfolio - Class X	High current income, preservation of capital and liquidity	Morgan Stanley Investment Advisors Inc.
Morgan Stanley - Utilities Portfolio - Class X†	Capital appreciation and current income	Morgan Stanley Investment Advisors Inc.
The Universal Institutional Funds, Inc.
Van Kampen - UIF Core Plus Fixed Income Portfolio - Class I	Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.	Morgan Stanley Investment Management Inc.

Van Kampen - UIF Emerging Markets Debt Portfolio - Class I	High total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.	Morgan Stanley Investment Management Inc.
Van Kampen - UIF Emerging Markets Equity Portfolio - Class I	Long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley Investment Management Inc. Sub-advised by Morgan Stanley Investment Management Company
Van Kampen - UIF High Yield Portfolio - Class I	Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.	Morgan Stanley Investment Management Inc.
Van Kampen - UIF U.S. Mid Cap Value Portfolio - Class I	Above-average total return over a market cycle of three to five years by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.
Van Kampen Life Investment Trust
Van Kampen LIT Enterprise Portfolio - Class I	Capital appreciation through investments in securities believed by the Portfolio’s investment adviser to have above average potential for capital appreciation.	Van Kampen Asset Management
Van Kampen LIT Growth and Income Portfolio - Class I	Seeks to provide long-term growth of capital and income primarily through investments in common stocks.	Van Kampen Asset Management

     †        Closed to new and subsequent Premium Payments and transfers of Contract Value.

Notes

     1        Formerly Morgan Stanley - Growth Portfolio - Class X

     2        Formerly Morgan Stanley - American Opportunities Portfolio - Class X

     3        Formerly Morgan Stanley - Developing Growth Portfolio - Class X

2.             Fees We Receive from Funds and related parties

The following updates “The Funds” section of About Us in the prospectus:

For the fiscal year ended December 31, 2007, revenue sharing (administrative service payments and/or Rule 12b-1 fees received from Fund complexes (or affiliated entities)), did not exceed: $4,457,553 million (excluding indirect benefits received by offering HLS Funds as investment options).

3.             Additional Payments

The following updates, “Additional Payment” section of How Policies are Sold in the prospectus:

Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of additional payments to, among other things encourage the sale of this Policy.  These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.

For the year ended December 31, 2007, Hartford and its affiliates paid approximately $11.8 million in Additional Payments to Financial Intermediaries in conjunction with the promotion and support of individual life policies.

In addition, for the year ended December 31, 2007, Hartford, HESCO and their affiliates, Hartford Life and Annuity Insurance Company, paid $3.5 million in Additional Payments to an affiliated Financial Intermediary, Woodbury Financial Services, Inc. (an indirect wholly owned subsidiary of Hartford).

4.             Policy Limitations

The following amends the “Policy Limitations” section of Your Policy in the prospectus:

There are some restrictions on your ability to make sub-account transfers.  These include: a) one sub-account transfer request each day; b) a total of 20 sub-account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, Internet, telephone, same day mail or courier service; and c) policies designed by the Underlying Funds to restrict excessive sub-account transfers.  Please refer to the May 1, 2007 version of the prospectus for more information or contact Us.

5.             MEC Language

The following amends the “Premium Payment” section of Premiums in the prospectus:

You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:

•                  The minimum premium that we will accept is $50 or the amount required to keep the policy in force.

•                  We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the   amount of the premium.

•                  Any premium payment in excess of $1,000,000 is subject to our approval.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). If we receive a subsequent premium payment that would cause the Policy to become a MEC, we will follow these procedures:

•                  If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will apply the premium to the Policy. We will notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice.  You have 2 weeks from the date of the notice to respond.

•                  If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, the premium payment will be considered not in good order. We will hold the payment without interest and credit it to the policy on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary.

In some cases, applying a subsequent premium payment in a policy year could cause your Policy to fail the definition of life insurance.  If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance, the premium payment will be considered not in good order and we will follow these procedures:

•                  If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will return the excess premium payment to you and await further instructions.

•                  If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, we will hold the payment without interest and credit the premium payment on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy.  The owner will be notified of our action after the premium payment has been credited.

6.             Static Asset Allocation

The following is added as “Static Asset Allocation” section of Other Benefits in the prospectus:

Static Asset Allocation Models

This feature allows you to select your portfolio of Funds based on your risk tolerance, time horizon and investment objectives.  Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Policy (“model portfolios”).  These model portfolios are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods.  We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.

You choose how much of your Account Value you want to invest in this program.  You can also combine this program with the Dollar Cost Averaging Program, if available (subject to restrictions).  Your investments under the program will be rebalanced at the specified frequency (quarterly, semi-annual or annual) you choose to reflect the model portfolio’s original percentages, thereby eliminating imbalances resulting from market movements and/or partial Surrenders.  We have no discretionary authority or control over your investment decisions.  These model portfolios are based on then available Funds and do not include the Fixed Account.  You may participate in only one model portfolio at a time.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the model portfolios, and we will not reallocate your Account Value based on those updates.  Information on updated model portfolios may be obtained by contacting your Registered Representative.  Investment alternatives other than these model portfolios are available that may enable you to invest you Account Value with similar risk and return characteristics.  When considering a model portfolio for your individual situation, you should consider your other assets, income and investments in addition to this Policy.

7.             How to Send Premium Payments

The following updates the “Allocation of Premium” section of Premiums in the prospectus:

Mail

You should send premium payments to the following lockbox address:

The Hartford

PO Box 64273

St. Paul, MN 55164-0273

or

To our Individual Life Operations Team at:

The Hartford

500 Bielenberg Drive

Woodbury, MN 55125

Wire

You may also arrange to pay your premium by wire.  To wire payments call 1-800-231-5453 or email LifeService@Hartfordlife.com.

8.             Legal Proceedings

The following amends the “Legal Proceedings” section of the prospectus:

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future legal proceeding or regulatory action, we do not expect any of these actions to result in a material adverse effect on the Company or its Separate Accounts.

Additional Information and Contacting The Hartford

In addition to this Annual Product Information Notice, you are receiving the financial statements of the issuing company and the separate account.  You will receive the underlying fund prospectuses with the confirmation statement of any fund transaction that you make throughout the year.  You can also obtain fund prospectuses: 1) from our website at www.hartfordinvestor.com; 2) by calling your registered representative; or 3) by calling Hartford at 1-800-231-5453.  You will receive each underlying fund’s annual and semi-annual reports that you are invested in as well as quarterly and annual policy statements.  For performance and other policy information visit our website at www.hartfordinvestor.com or call our customer service representatives at 1-800-231-5453.  Our mailing address is the Individual Life Operations Center at The Hartford, 500 Bielenberg Drive, Woodbury, MN 55125.